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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 24, 2003

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                         VECTREN UTILITY HOLDINGS, INC.

             (Exact Name of Registrant as Specified in Its Charter)

                                     INDIANA

                 (State or Other Jurisdiction of Incorporation)

          001-16739                                    35-2104850

   (Commission File Number)                 (IRS Employer Identification No.)

                              20 N.W. Fourth Street

                            Evansville, Indiana 47741

               (Address of Principal Executive Offices)(Zip Code)

       Registrant's Telephone Number, Including Area Code: (812) 491-4000

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Item 5.  Other Events.

     Vectren Utility Holdings, Inc. hereby files an Underwriting Agreement, dated July 24, 2003, attached hereto as Exhibit 1.1 and incorporated herein by reference, in connection with the Vectren Utility Holdings, Inc. issuance of $100,000,000 aggregate principal amount of its 5.25% Senior Notes due August 1, 2013 and $100,000,000 aggregate principal amount of its 5.75% Senior Notes due August 1, 2018 (the "Securities").

     Vectren Utility Holdings, Inc. hereby files a Terms Agreement, dated July 24, 2003, attached hereto as Exhibit 1.2 and incorporated herein by reference, in connection with the Vectren Utility Holdings, Inc. issuance of $100,000,000 aggregate principal amount of its 5.25% Senior Notes due August 1, 2013 and $100,000,000 aggregate principal amount of its 5.75% Senior Notes due August 1, 2018 (the "Securities").

     Vectren Utility Holdings, Inc. hereby files the form of Third Supplemental Indenture (including the Form of Note), attached hereto as Exhibit 4.1 and incorporated herein by reference, in connection with the issuance by Vectren Utility Holdings, Inc. of the Securities.

     Vectren Utility Holdings, Inc. hereby files the final Legal Opinion of Barnes & Thornburg, attached hereto as Exhibit 5.1 and incorporated herein by reference, in connection with the issuance of the Securities.

     Vectren Utility Holdings, Inc. hereby files the final Legal Opinion of Kegler, Brown, Hill& Ritter, attached hereto as Exhibit 5.2 and incorporated herein by reference, in connection with the issuance of the Securities.

Item 7.  Financial Statements and Exhibits.

     The following exhibits are filed as part of this report:

     Exhibit 1.1 - Underwriting Agreement, dated July 24, 2003, among Vectren Utility Holdings, Inc., Indiana Gas Company, Inc., Southern Indiana Gas and Electric Company and Vectren Energy Delivery of Ohio, Inc., and ABN AMRO Incorporated and Banc One Capital Markets, Inc., in their respective capacities of the underwriters named therein.

     Exhibit 1.2 - Terms Agreement, dated July 24, 2003, among Vectren Utility Holdings, Inc., Indiana Gas Company, Inc., Southern Indiana Gas and Electric Company and Vectren Energy Delivery of Ohio, Inc., and ABN AMRO Incorporated and Banc One Capital Markets, Inc., in their respective capacities of the underwriters named therein.

     Exhibit 4.1 - Form of Third Supplemental Indenture, among Vectren Utility Holdings, Inc., Indiana Gas Company, Inc., Southern Indiana Gas and Electric Company, Vectren Energy Delivery of Ohio, Inc. and U.S. Bank National Association.

     Exhibit 5.1 - Opinion of Barnes & Thornburg

     Exhibit 5.2 - Opinion of Kegler, Brown, Hill & Ritter

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         VECTREN UTILITY HOLDINGS, INC.
                                         (Registrant)

Dated: July 28, 2003


                                         By:      /s/  M. Susan Hardwick
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                                                     M. Susan Hardwick
                                               Vice President and Controller